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                                                  Exhibit 21

                                          Subsidiaries of Registrant




Name of Subsidiary:                         Universal Distribution LLC
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State of Organization:                      Nebraska
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Other Names:                                None
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Name of Subsidiary:                         Rainbo Company LLC
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State of Organization:                      Nebraska
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Other Names:                                Value Independent Parts
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